DELAWARE GROUP EQUITY FUNDS IV

Delaware Diversified Growth Fund
Class A * Class B * Class C * Class R * Institutional Class
(the "Fund")

Supplement to the Fund's Prospectuses dated January 28, 2005

On May 19, 2005, the Board of Trustees of Delaware Group Equity Funds IV (the "Trust") voted to change the name of the Delaware Diversified Growth Fund series of the Trust to Delaware Large Cap Growth Fund and to make changes to the investment policies and strategies of the Fund. These changes will be effective in early August 2005, following 60 days' notice to the Fund's shareholders.

The following replaces the information in the section entitled "What are the Fund's main investment strategies?" under the heading "Profile: Delaware Diversified Growth Fund" on page 2 of the prospectuses:

What are the Fund's main investment strategies?

We invest primarily in common stocks of growth-oriented companies that we believe have long-term capital appreciation potential and are expected to grow faster than the U.S. economy. Under normal circumstances, we will invest at least 80% of the Fund's net assets in investments of large capitalization companies (the "80% policy"). For purposes of this Fund, we currently define large capitalization companies as those that, at the time of investment, have market capitalizations within the range of market capitalizations of companies in the Russell 1000 Growth Index®. While the market capitalization of companies in the Russell 1000 Growth Index ranged from approximately $500 million to approximately $380 billion as of March 31, 2005, we will normally invest in common stocks of companies with market capitalizations of at least $3 billion at the time of purchase.

Using a bottom up approach, we seek to select securities we believe have attractive end market potential, dominant business models and strong free cash flow generation that are attractively priced compared to the intrinsic value of the securities.  We also consider a company's operational efficiencies, management's plans for capital allocation and the company's shareholder orientation.

What are the main risks of investing in the Fund?

Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. Over time, the value of your investment in the Fund will increase and decrease according to changes in the value of the securities in the Fund's portfolio. This Fund will be affected by declines in stock prices, which can be caused by a decline in the stock market or poor performance from specific companies that can result from negative earnings reports or dividend reductions.

The Fund's 80% policy described above is not a fundamental investment policy and can be changed without shareholder approval. However, shareholders will be given notice at least 60 days prior to any such change.

For a more complete discussion of risk, please see "The risks of investing in the Fund" on page 8.

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

You should keep in mind that an investment in the Fund is not a complete investment program; it should be considered just one part of your total financial plan. Be sure to discuss this Fund with your financial advisor to determine whether it is an appropriate choice for you.

The following replaces the information in the section entitled "Our investment strategies" under the heading "How we manage the Fund" on page 5 of the prospectuses:

Our Investment Strategy

We research individual companies and analyze economic and market conditions, seeking to identify the securities or market sectors that we think are the best investments for the Fund. Specifically, we look for structural changes in the economy, industry or product cycle changes, or changes in management, targeting those companies that we believe can best capitalize on such changes. Following are descriptions of how the portfolio management team pursues the Fund's investment goals.

We take a disciplined approach to investing, combining investment strategies and risk management techniques that can help shareholders meet their goals.

Delaware Large Cap Growth Fund's goal is to seek capital appreciation. We invest primarily in common stocks of large capitalization companies. We strive to identify companies that offer the potential for long-term price appreciation. Using a bottom up approach, we look for companies that:

  have attractive end market potential, dominant business models and strong free cash flow generation;

  demonstrate operational and scale efficiencies;

  have demonstrated expertise for capital allocation; and

  have clear shareholder oriented governance and compensation policies.

All of these factors give us insight into the outlook for a company, helping us identify companies poised for sustainable free cash flow growth. We believe that sustainable free cash flow growth, if it occurs, may result in price appreciation for the company's stock.

Although we tend to hold a relatively focused portfolio of between 25-40 stocks, we maintain a diversified portfolio representing a number of different industries. Such an approach helps to minimize the impact that any one security or industry could have on the portfolio if it were to experience a period of slow or declining earnings growth.

Because our objective is capital appreciation, the amount of dividend income that a stock provides is only an incidental consideration for us.

The Fund's investment objective is non-fundamental. This means that the Board of Trustees may change the objective without obtaining shareholder approval. If the objective were changed, we would notify shareholders before the change in the objective became effective.

The following replaces the information in the section entitled "The securities we typically invest in" under the heading "How we manage the Fund" on page 6 of the prospectuses:

The securities we typically invest in

Stocks offer investors the potential for capital appreciation and may pay dividends as well.

Securities	How we use them
Common stocks: Securities that represent shares of ownership in a corporation. Stockholders participate in the corporation's profits and losses proportionate to the number of shares they own.	Under normal circumstances, we generally will invest 85% of the Fund's net assets in common stock.

Foreign Stocks and Depositary Receipts: Foreign stocks are those issued by a company that is located in a foreign country, has the majority of its assets in a foreign company or generates the majority of its operating income in a foreign country.

Depositary receipts are issued by a U.S. or foreign bank and represent the bank's holdings of a stated number of shares of a foreign corporation. A Depositary Receipt entitles the holder to all dividends and capital gains earned by the underlying foreign shares. ADRs are bought and sold the same as U.S. securities.

We may invest up to 20% of the Fund's net assets in foreign companies directly or indirectly through American, Global or European Depositary Receipts. We would typically hold Depositary Receipts when we believe they offer greater appreciation potential than U.S. securities. Investing directly in international securities is not typically a significant component of our strategy.

Repurchase agreements: An agreement between a buyer of securities, such as the Fund, and a seller of securities in which the seller agrees to buy the securities back within a specified time at the same price the buyer paid for them, plus an amount equal to an agreed upon interest rate. Repurchase agreements are often viewed as equivalent to cash.

Typically, we use repurchase agreements as a short-term investment for the Fund's cash position. In order to enter into these repurchase agreements, the Fund must have collateral of 102% of the repurchase price. The Fund will only enter into repurchase agreements in which the collateral is comprised of U.S. government securities.

Restricted securities: Privately placed securities whose resale is restricted under securities law.	We may invest in privately placed securities including those that are eligible for resale only among certain institutional buyers without registration, commonly known as "Rule 144A Securities".

Options and Futures: Options represent a right to buy or sell a security or a group of securities at an agreed upon price at a future date. The purchaser of an option may or may not choose to go through with the transaction.

Futures contracts are agreements for the purchase or sale of a security or a group of securities at a specified price, on a specified date. Unlike an option, a futures contract must be executed unless it is sold before the settlement date.

Options and futures are generally considered to be derivative securities.

If we have stocks that have unrealized gains because of past appreciation, we may want to protect those gains when we anticipate adverse conditions. We might use options or futures to neutralize the effect of any price declines, without selling the security. We may also use options and futures to quickly invest excess cash so that the portfolio is generally fully invested.

Use of these strategies can increase the operating costs of the Fund and can lead to loss of principal.

Illiquid securities: Securities that do not have a ready market, and cannot be easily sold within seven days at approximately the price that a fund has valued them.	We may invest up to 15% of the Fund's net assets in illiquid securities.

The Fund may also invest in other securities, including preferred stock, real estate investment trusts, warrants, equity and debt securities that are convertible into stocks, debt securities of government or corporate issuers, investment company securities, futures and options.

Lending securities

The Fund may lend up to 25% of its assets to qualified brokers, dealers and institutional investors for their use in security transactions. These transactions, if any, may generate additional income for the Fund.

Borrowing from banks

The Fund may borrow money as a temporary measure for extraordinary purposes or to facilitate redemptions. Borrowing money could result in the Fund being unable to meet its investment objective.

Temporary defensive positions

For temporary defensive purposes, we may hold a substantial part of the Fund's assets in bonds, cash or cash equivalents. To the extent that the Fund holds such instruments, it may be unable to achieve its investment objective.

Portfolio turnover

Although portfolio turnover may exceed 100% while implementing the new investment strategies, under normal circumstances we expect portfolio turnover to be less than 50%. A high rate of portfolio turnover in any year may increase brokerage commissions paid and could result in realized investment gains subject to the payment of taxes by shareholders.

The following replaces the information in the section entitled "Portfolio managers" under the heading "Who manages the Fund" on page 9 of the prospectus:

Portfolio managers

Jeffrey S. Van Harte, Christopher J. Bonavico, Daniel J. Prislin and Christopher M. Ericksen have primary responsibility for making day-to-day investment decisions for the Fund. Messrs. Van Harte, Bonavico, Prislin and Ericksen joined Delaware Investments in April 2005.

Jeffrey S. Van Harte, Chief Investment Officer - Focus Growth, was most recently a principal and executive vice president at Transamerica Investment Management, LLC. Mr. Van Harte was the lead manager of the Transamerica Large Cap Growth strategy and managed portfolios in that discipline for over 20 years. Before becoming a portfolio manager, Mr. Van Harte was a securities analyst and trader for Transamerica Investment Services, which he joined in 1980. Mr. Van Harte, who also managed institutional separate accounts and sub-advised funds, received his bachelor's degree in finance from California State University at Fullerton and is a CFA charterholder.

Christopher J. Bonavico, Vice President/Senior Portfolio Manager, was most recently a principal and portfolio manager at Transamerica Investment Management, LLC. Mr. Bonavico also managed sub-advised funds and institutional separate accounts. Before joining Transamerica in 1993, he was a research analyst for Salomon Brothers. Mr. Bonavico received his bachelor's degree in economics from the University of Delaware and is a CFA charterholder.

Daniel J. Prislin, Vice President/Senior Portfolio Manager, was most recently a principal and portfolio manager at Transamerica Investment Management, LLC, where he also managed sub-advised funds and institutional separate accounts. Prior to joining Transamerica in 1998, he was an assistant portfolio manager with The Franklin Templeton Group. Mr. Prislin received his M.B.A. and bachelor's degree in business administration from the University of California, Berkeley and is a CFA charterholder.

Christopher M. Ericksen, Vice President/Portfolio Manager, was most recently a portfolio manager at Transamerica Investment Management, LLC, where he also managed institutional separate accounts. Before joining Transamerica in 2004, he was a vice president at Goldman Sachs; during his ten years there he worked in investment banking as well as investment management. Ericksen received his bachelor's degree from Carnegie Mellon University, with majors in industrial management, economics and political science. He is a CFA charterholder.

The SAI for the Fund provides additional information about each portfolio manager's compensation, other accounts managed by each portfolio manager and each portfolio manager's ownership of other securities in the Fund.

Institutional Class prospectus only:

The following replaces the information in the section entitled "Investing in the Fund" under the heading "About your account" on page 11 of the Institutional Class prospectus:

Investing in the Fund

Institutional Class shares are available for purchase only by the following:
    retirement plans introduced by persons not associated with brokers or dealers that are primarily engaged in the retail securities business and rollover individual retirement accounts from such plans;
    tax-exempt employee benefit plans of the Fund's manager or its affiliates and of securities dealer firms with a selling agreement with the distributor;
    institutional advisory accounts of the Fund's manager, or its affiliates and those having client relationships with Delaware Investment Advisers, another series of Delaware Management Business Trust, or its affiliates and their corporate sponsors, as well as subsidiaries and related employee benefit plans and rollover individual retirement accounts from such institutional advisory accounts;
    a bank, trust company and similar financial institution, including mutual funds managed by the Fund's investment manager, investing for its own account or for the account of its trust customers for whom the financial institution is exercising investment discretion in purchasing shares of the Class, except where the investment is part of a program that requires payment to the financial institution of a Rule 12b-1 Plan fee;
    registered investment advisors investing on behalf of clients that consist solely of institutions and high net-worth individuals having at least $1,000,000 entrusted to the advisor for investment purposes. Use of Institutional Class shares is restricted to advisors who are not affiliated or associated with a broker or dealer and who derive compensation for their services exclusively from their advisory clients; or
    certain plans qualified under Section 529 of the Internal Revenue Code for which the Fund's manager, distributor or service agent or one or more of their affiliates provide record keeping, administrative, investment management, marketing, distribution or similar services.
    Until April 1, 2006, investors who were formerly shareholders of "I" shares (or a similar class of shares that is limited to certain institutional or high net worth investors and does not carry a sales charge or Rule 12b-1 fee) of another fund that was managed by investment professionals who are currently portfolio managers at Delaware Management Company.

The following supplements the information in the section entitled "How to redeem shares - Exchanges" under the heading "About your account" on page 15 of the Institutional Class prospectus:

Exchanges

The following limitation on exchanges applies only to those investors who were formerly shareholders of "I" shares (or a similar class of shares that is limited to certain institutional or high net worth investors and does not carry a sales charge or Rule 12b-1 fee) of another fund that was managed by investment professionals who are currently portfolio managers at Delaware Management Company and who purchased their shares on or before April 1, 2006. These investors may exchange all or part of their institutional shares of Delaware Large Cap Growth Fund only for shares of the same class in another Delaware Investments Fund that are specifically available for purchase by these individuals as stated in the Fund's prospectus.

This Supplement is dated May 31, 2005.